SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
            Securities and Exchange Act of 1934


Date of Report:  April 15, 1997
(Date of earliest event reported)


              Asset Securitization Corporation,
Commercial Mortgage Pass-Through Certificates, Series 1997-MDVII
  (Exact name of registrant as specified in its charter)

      Delaware              33-49370-03            13-3672337
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  (State or Other         (Commission        (I.R.S. Employer
  Jurisdiction of         File Number)     Identification No.)
   Incorporation)



Two World Financial Center, Building B, New York, New York 10281
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           Address of Principal Executive Office

Registrant's telephone number, including area code: (212) 667-9300


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Item 5. Other Events.

         This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-MDVII issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor,
Pacific Mutual Life Insurance Company, as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Depositor is filing this Current Report containing the April 15, 1997 monthly distribution report prepared by the Trustee pursuant to
Section 4.02(a) thereof.

                The information reported and contained herein has been supplied to the Depositor by one or more of the Borrowers or other third parties without independent review or investigation by the Depositor. Pursuant to the Pooling and Servicing Agreement, the Depositor is not responsible for the accuracy or completeness of such information.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

                (c)     Exhibits


                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.       Description

   5.1             99                Monthly distribution report pursuant to
                                     Section 4.2 of the Pooling and Servicing
                                     Agreement for the distribution on April 15, 1997.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                          ASSET SECURITIZATION CORPORATION


                          By:  /s/ Marlyn Marincas
                               -----------------------------
                                   Marlyn Marincas
                                   Vice President

Date:  April 29, 1997

                                  EXHIBIT INDEX



                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.        Description

 5.1             99                 Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on April 15, 1997.




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